   As filed with the Securities and Exchange Commission on September 9, 1999
                             Registration No. 333-

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               DOCUMENTUM, INC.
            (Exact name of registrant as specified in its charter)

                         ----------------------------
Delaware                      6801 Koll Center Parkway         95-4261421
--------
(State of Incorporation)        Pleasanton, CA 94566        (I.R.S. Employer
                                   (925) 600-6800          Identification No.)
         (Address and telephone number of principal executive offices)

                          ----------------------------

                          1993 Equity Incentive Plan
                       1995 Employee Stock Purchase Plan
                    1996 Non-Officer Equity Incentive Plan
                           (Full title of the plans)

                               Jeffrey A. Miller
                     President and Chief Executive Officer
                               Documentum, Inc.
                           6801 Koll Center Parkway
                             Pleasanton, CA 94566
                                (925) 600-6800
(Name, address, including zip code, and telephone number, including area code, of agent for service)
                         ----------------------------
                                  Copies to:

                          James F. Fulton, Jr., Esq.
                              Cooley Godward LLP
                              3000 Sand Hill Road
                             Building 3, Suite 230
                           Menlo Park, CA 94025-7116
                                (650) 843-5100

                         ----------------------------

                        CALCULATION OF REGISTRATION FEE
================================================================================

====================================================================================================================================
Title of Securities to           Amount to be           Proposed Maximum             Proposed Maximum        Amount of Registration
 be Registered                     Registered       Offering Price Per Share(1)  Aggregate Offering Price(1)           Fee
Stock Options and Common          2,660,000             $13.4224 - $15.875             $37,456,885                 $10,413
Stock (par value $.001)
====================================================================================================================================


                                       1.

================================================================================
 (1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c) under the Securities Act of 1933, as amended (the "Act"). The offering price per share and aggregate offering price is based upon (a) the average of the high and low prices of Registrant's Common Stock as reported on the Nasdaq National Market on September 3, 1999; (b) for shares issuable under the Company's Employee Stock Purchase Plan calculated on the basis of 85% of the average high and low price of Registrant's Common Stock as reported on the Nasdaq National Market on September 3, 1999; or (c) for shares issuable pursuant to outstanding options under the Company's Non-officer Equity Incentive Plan calculated on the basis of the actual exercise price. The chart below details the calculation of the registration fee:

                    Title of Shares                      Number of Shares  Offering Price Per Share  Aggregate Offering Price
=============================================================================================================================
Common Stock issuable pursuant to the 1993 Equity              500,000           $ 15.875                  $ 7,937,500
 Incentive Plan
-----------------------------------------------------------------------------------------------------------------------------
Common Stock issuable pursuant to the 1995 Employee            200,000           $13.4937                  $ 2,698,740
 Stock Purchase Plan
-----------------------------------------------------------------------------------------------------------------------------
Common Stock issuable pursuant to outstanding options        1,750,940           $13.4224                  $23,501,817
 under the 1996 Non-Officer Equity Incentive Plan
-----------------------------------------------------------------------------------------------------------------------------
Common Stock issuable pursuant to unissued options             209,060           $ 15.875                  $ 3,318,828
 under the 1996 Non-Officer Equity Incentive Plan
=============================================================================================================================

================================================================================

     Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

                                       2.

                    INCORPORATION OF DOCUMENTS BY REFERENCE

     The contents of Registration Statement on Form S-8 (No. 333-01832) filed with the Securities and Exchange Commission on March 4, 1996, Registration Statement on Form S-8 (No. 333-15239) filed with the Securities and Exchange Commission on October 31, 1996, and Registration Statement on Form S-8 (No. 333-61871) filed with the Securities and Exchange Commission on August 20, 1998 are incorporated herein by reference.

                                   EXHIBITS

Exhibit
Number
------

4.1(2)  Amended and Restated Certificate of Incorporation.

4.2(1)  Amended and Restated Bylaws.

4.3(3) Certificate of Amendment to the Amended and Restated Certificate of Incorporation.

4.4(1)  Specimen stock certificate.

4.5(1) Amended and Restated Investor Rights Agreement, date September 20, 1994, between the Registrant and certain investors.

5.1     Opinion of Cooley Godward LLP.

23.1    Consent of PricewaterhouseCoopers LLP.

23.2 Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement.

24.1    Power of Attorney.  Reference is made to the signature page.

99.1(4) Registrant's 1993 Equity Incentive Plan, as amended.

99.2(4) Registrant's 1995 Employee Stock Purchase Plan, as amended.

99.3    Registrant's 1996 Non-Officer Equity Incentive Plan, as amended.

_____________________

(1) Filed as an exhibit to the Form S-1 Registration Statement (No. 33-80047), as amended through the date hereof and incorporated here by reference.

(2) Filed as an exhibit to the Form S-8 Registration Statement (No. 333-01832) and incorporated herein by reference.

(3) Filed as an exhibit to the Form S-3 Registration Statement (No. 333-59331), as amended through the date hereof and incorporated herein by reference.

(4) Filed as an exhibit to the Definitive Proxy Statement (No. 000-27358) filed with the Securities and Exchange Commission on April 23, 1999.

                                       3.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pleasanton, State of California, on September 9, 1999.

                                    DOCUMENTUM, INC.

                                    By: /s/ Jeffrey A. Miller
                                       ----------------------
                                       Jeffrey A. Miller
                                       President and Chief Executive Officer

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Jeffrey A. Miller and Mark S. Garrett, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                                       4.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                    Title  Date

/s/ Jeffrey A. Miller        President, Chief Executive Officer and      September 9, 1999
---------------------------  Director (Principal Executive Officer)
Jeffrey A. Miller


/s/ Mark S. Garrett          Vice President, Finance and Operations,     September 9, 1999
---------------------------  and Chief Financial Officer (Principal
Mark S. Garrett              Financial and Accounting Officer)


/s/ Robert Adams             Director                                    September 9, 1999
---------------------------
Robert Adams


/s/ Gary Banks               Director                                    September 9, 1999
---------------------------
Gary Banks


/s/ Kathryn Gould            Director                                    September 9, 1999
---------------------------
Kathryn Gould


/s/ Geoffrey Moore           Director                                    September 9, 1999
---------------------------
Geoffrey Moore


/s/ Edward Zander            Director                                    September 9, 1999
---------------------------
Edward Zander

                                       5.

                                 EXHIBIT INDEX

Exhibit
Number
------

4.1(2)  Amended and Restated Certificate of Incorporation.

4.2(1)  Amended and Restated Bylaws.

4.3(3) Certificate of Amendment to the Amended and Restated Certificate of Incorporation.

4.4(1)  Specimen stock certificate.

4.5(1) Amended and Restated Investor Rights Agreement, date September 20, 1994, between the Registrant and certain investors.

5.1     Opinion of Cooley Godward LLP.

23.1    Consent of PricewaterhouseCoopers LLP.

23.2 Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement.

24.1    Power of Attorney.  Reference is made to the signature page.

99.1(4) Registrant's 1993 Equity Incentive Plan, as amended.

99.2(4) Registrant's 1995 Employee Stock Purchase Plan, as amended.

99.3    Registrant's 1996 Non-Officer Equity Incentive Plan, as amended.

_____________________

(1) Filed as an exhibit to the Form S-1 Registration Statement (No. 33-80047), as amended through the date hereof and incorporated here by reference.

(2) Filed as an exhibit to the Form S-8 Registration Statement (No. 333-01832) and incorporated herein by reference.

(3) Filed as an exhibit to the Form S-3 Registration Statement (No. 333-59331), as amended through the date hereof and incorporated herein by reference.

(4) Filed as an exhibit to the Definitive Proxy Statement (No. 000-27358) filed with the Securities and Exchange Commission on April 23, 1999.

                                       6.